EXHIBIT 99.1

LOOP INDUSTRIES AND SK GEO CENTRIC SIGN JOINT VENTURE AGREEMENT TO COMMERCIALIZE LOOP’S TECHNOLOGY IN THE ASIAN MARKET

MONTREAL (CANADA)/ ACCESSWIRE /MAY 2, 2023: Loop Industries, Inc. (Nasdaq: LOOP) (“Loop”), a clean technology company whose mission is to accelerate a circular plastics economy by manufacturing 100% recycled polyethylene terephthalate (“PET”) plastic and polyester fiber, and SK Geo Centric Co. Ltd. (“SKGC”), a subsidiary of the South Korean SK Group, today announced they have signed a definitive Joint Venture Agreement (“JVA”) to deploy Loop’s technology in the Asian market through multiple commercial manufacturing facilities. SKGC will own 51% of the venture, which will be headquartered in Singapore, and Loop will have the remaining 49% ownership. Under the JVA, the venture will have exclusive rights to commercialize Loop’s technology in the Asian market for a prescribed period and Loop will license its technology for an annual royalty for each of the commercial plants.

The first planned commercial manufacturing facility with Infinite Loop™ technology, located in Ulsan, South Korea, will have an annual capacity to supply 70,000 metric tons per year of Loop™ PET resin for packaging and polyester fiber applications, and is anticipated to break ground in 2023 and to have construction completed by the end of 2025. In addition to Infinite Loop™ Ulsan, the two partners have outlined plans which target a minimum of three additional commercial manufacturing facilities to be constructed throughout Asia by 2030. Loop and SKGC have partnered with SK ecoengineering, a subsidiary of the SK Group that brings a wealth of expertise as an EPC contractor, for the engineering and construction of the commercial manufacturing facilities.

Asia is the largest global market for PET plastic and polyester fiber and is at the center of global manufacturing, which is an attractive opportunity for the venture. Loop’s innovative technology can bring true circularity to PET plastic and polyester fibers, helping to mitigate the global environmental effects of petrochemical overuse and plastic waste. By converting low value PET plastic and polyester fiber waste into 100% recycled virgin-quality Loop™ PET resin, Loop’s technology has the potential to transform the Asian PET plastic and polyester fiber market, helping reduce reliance on finite resources while also diminishing environmental impacts, such as air and water pollution. Deploying Loop’s technology in the Asian market would bring a much needed shift to the way PET is managed and manufactured in the region, and will help meet the growing demand for recycled PET.

The signed JVA marks the next step in both partners’ commitment to reduce plastic waste and to accelerate a true circular plastics economy. This is a testament to Loop’s mission to provide infinitely recyclable virgin-quality Loop™ PET resin to a global market. For SKGC, this venture ushers in a new era of sustainable and circular practices into a market that is searching for environmentally friendly solutions. This JVA represents a major step towards creating a sustainable future by increasing the availability of recycled PET throughout the Asian market.

“It is a great pleasure to join into this meaningful partnership to commercialize Loop’s technology in Asia. We will strive for the successful completion of the advanced recycling complex in Ulsan, which will function as a significant steppingstone for a future expansion throughout Asia.” said Kyungsoo Na, the CEO of SKGC. “Through this JV agreement, we expect the two partners to make a great leap towards the realization of a circular plastics economy and achieve our vision ‘Green for Better Life’.”

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“We are extremely proud to partner with SKGC to create an infinitely recyclable and globally accessible circular economy for PET plastic and polyester fiber. Loop and SKGC have worked closely together for several years and the two companies compliment each other very well by providing different areas of expertise to achieve our common goal of bringing an end-to-end solution with a compelling value proposition to our customer base.” said Loop Founder and CEO Daniel Solomita. “By expanding Loop’s manufacturing footprint into Asia, our global CPG brand customers who use polyester fiber for textiles will have the opportunity to incorporate Loop branded material into their products and create circularity for their textile waste by recycling it at our manufacturing facilities.”

About SK geo centric

In 1972, SK geo centric laid the foundation for the development of the petrochemical industry by operating the first naphtha-cracking facility in Korea. SK geo centric provides various automotive & packaging products and solutions that customers and markets require. Furthermore, SK geo centric is growing into a technology-based recycled material company through continuous R&D efforts and global expansion. SK geo centric will achieve its vision, ‘Green for Better Life’, by establishing a plastics based circular economy by collaborating with various partners and stakeholders. SK Geo Centric gathered the three advanced chemical recycling technologies in one place which called “Advanced Recycling Cluster (ARC)” through strategic collaboration with global companies such as Pure Cycle Technologies (US), Loop Industries (Canada), and Plastic Energy (UK). SK geo centric will expand its portfolio of eco-friendly products and will continuously recycle beyond the amount of plastics produced in order to realize and leverage the sustainability efforts that will benefit our planet.

About Loop Industries

Loop Industries is a technology company whose mission is to accelerate the world’s shift toward sustainable PET plastic and polyester fiber and away from our dependence on fossil fuels. Loop Industries owns patented and proprietary technology that depolymerizes no and low-value waste PET plastic and polyester fiber, including plastic bottles and packaging, carpets and textiles of any color, transparency or condition and even ocean plastics that have been degraded by the sun and salt, to its base building blocks (monomers). The monomers are filtered, purified and polymerized to create virgin-quality Loop™ branded PET resin suitable for use in food-grade packaging and polyester fiber, thus enabling our customers to meet their sustainability objectives. Loop™ PET plastic and polyester fiber can be recycled infinitely without degradation of quality, successfully closing the plastic loop. Loop Industries is contributing to the global movement towards a circular economy by reducing plastic waste and recovering waste plastic for a sustainable future.

Common shares of the Company are listed on the NASDAQ Global Market under the symbol “LOOP.”

For more information, please visit www.loopindustries.com. Follow Loop on Twitter: @loopindustries, Instagram: loopindustries, Facebook: Loop Industries and LinkedIn: Loop Industries

Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “should,” “could,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or “continue” the negative of such terms or similar words. These forward-looking statements include, without limitation, statements about Loop’s market opportunity, its strategies, ability to improve and expand its capabilities, competition, expected activities and expenditures as Loop pursues its business plan, the adequacy of its available cash resources, regulatory compliance, plans for future growth and future operations, the size of Loop’s addressable market, market trends, and the effectiveness of Loop’s internal control over financial reporting. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond Loop’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with among other things: (i) commercialization of our technology and products, (ii) our status of relationship with partners, (iii) development and protection of our intellectual property and products, (iv) industry competition, (v) our need for and ability to obtain additional funding relative to our current and future financial commitments, (vi) engineering, contracting, and building our manufacturing facilities, (vii) our ability to scale, manufacture, and sell our products in order to generate revenues, (viii) our proposed business model and our ability to execute thereon, (ix) adverse effects on the Company’s business and operations as a result of increased regulatory, media, or financial reporting scrutiny, practices, rumors, or otherwise, (x) disease epidemics and other health-related concerns and crises, which could result in reduced access to capital markets, supply chain disruptions and scrutiny, embargoing of goods produced in affected areas, government-imposed mandatory business closures and any resulting furloughs of our employees, government employment subsidy programs, travel restrictions or the like to prevent the spread of disease, or market or other changes that could result in non-cash impairments of our intangible assets, and property, plant and equipment, (xi) the effect of the continuing worldwide macroeconomic uncertainty and its impacts, including inflation, market volatility and fluctuations in foreign currency exchange and interest rates,  (xii) the outcome of any SEC investigations or class action litigation filed against us, (xiii) our ability to hire and/or retain qualified employees and consultants, (xiv) other events or circumstances over which we have little or no control, and (xv) other factors discussed in Loop’s subsequent filings with the Securities and Exchange Commission (“SEC”). More detailed information about Loop and the risk factors that may affect the realization of forward-looking statements is set forth in Loop’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. Loop assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

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Loop

Investor Relations:

Kevin C. O’Dowd, Vice-President Communications & Investor Relations

Loop Industries, Inc.

+1 617-755-4602

kodowd@loopindustries.com

Media Inquiries:

Andrea Kostiuk, VP Marketing & Communications

Loop Industries, Inc.

+1 (450) 951-8555

akostiuk@loopindustries.com

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